EX-99.23(h)(7)

                                    AMENDMENT
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                           JNL INVESTORS SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator"), and JNL INVESTORS SERIES TRUST, a Massachusetts business trust ("Trust").

     WHEREAS, the Administrator and the Trust entered into an Administration Agreement dated as of December 15, 2006 ("Agreement"), whereby the Administrator agreed to provide certain administrative services to the investment portfolios ("Funds") of the JNL Investors Series Trust; and

     WHEREAS, pursuant to the Agreement, each Fund and the Administrator agreed to certain expenses assumed by each Fund and the Administrator as payment for certain services and expenses; and

     WHEREAS, the parties wish to amend the Agreement in order to reflect the addition of thirteen new retail funds to the Trust: 1) Jackson Perspective Asia ex-Japan Fund; 2) Jackson Perspective Asian Bond Fund; 3) Jackson Perspective Asian Infrastructure Fund; 4) Jackson Perspective Asian Real Estate Fund; 5) Jackson Perspective China-India Fund; 6) Jackson Perspective Core Equity Fund;
7) Jackson Perspective Emerging Asia Fund; 8) Jackson Perspective Japan Fund; 9) Jackson Perspective Large Cap Value Fund; 10) Jackson Perspective Mid Cap Value Fund; 11) Jackson Perspective S&P 4 Fund; 12) Jackson Perspective Small Cap Value Fund; and 13) Jackson Perspective VIP Fund.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated December 27, 2007, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated December 27, 2007, attached hereto.

     IN WITNESS WHEREOF, the Administrator and the Trust have caused this Amendment to be executed as of this 27th day of December, 2007.

JACKSON NATIONAL ASSET                       JNL INVESTORS SERIES TRUST
MANAGEMENT, LLC


By: _______________________________          By: _______________________________
Name:    Mark D. Nerud                       Name:    Susan S. Rhee
Title:   President                           Title:   Vice President, Counsel
                                                      & Secretary

                                   SCHEDULE A
                             DATED DECEMBER 27, 2007

------------------------------------------------------------ ---------------------------------------------------------
FUND                                                         CLASS(ES)
------------------------------------------------------------ ---------------------------------------------------------
Jackson Perspective Asia ex-Japan Fund                       Class A, Class C
------------------------------------------------------------ ---------------------------------------------------------
Jackson Perspective Asian Bond Fund                          Class A, Class C
------------------------------------------------------------ ---------------------------------------------------------
Jackson Perspective Asian Infrastructure Fund                Class A, Class C
------------------------------------------------------------ ---------------------------------------------------------
Jackson Perspective Asian Real Estate Fund                   Class A, Class C
------------------------------------------------------------ ---------------------------------------------------------
Jackson Perspective China-India Fund                         Class A, Class C
------------------------------------------------------------ ---------------------------------------------------------
Jackson Perspective Core Equity Fund                         Class A, Class C
------------------------------------------------------------ ---------------------------------------------------------
Jackson Perspective Emerging Asia Fund                       Class A, Class C
------------------------------------------------------------ ---------------------------------------------------------
Jackson Perspective 5 Fund                                   Class A, Class C
------------------------------------------------------------ ---------------------------------------------------------
Jackson Perspective Index 5 Fund                             Class A, Class C
------------------------------------------------------------ ---------------------------------------------------------
Jackson Perspective Japan Fund                               Class A, Class C
------------------------------------------------------------ ---------------------------------------------------------
Jackson Perspective Large Cap Value Fund                     Class A, Class C
------------------------------------------------------------ ---------------------------------------------------------
Jackson Perspective Mid Cap Value Fund                       Class A, Class C
------------------------------------------------------------ ---------------------------------------------------------
Jackson Perspective Money Market Fund                        Class A
------------------------------------------------------------ ---------------------------------------------------------
Jackson Perspective Optimized 5 Fund                         Class A, Class C
------------------------------------------------------------ ---------------------------------------------------------
Jackson Perspective S&P 4 Fund                               Class A, Class C
------------------------------------------------------------ ---------------------------------------------------------
Jackson Perspective Small Cap Value Fund                     Class A, Class C
------------------------------------------------------------ ---------------------------------------------------------
Jackson Perspective 10 x 10 Fund                             Class A, Class C
------------------------------------------------------------ ---------------------------------------------------------
Jackson Perspective VIP Fund                                 Class A, Class C
------------------------------------------------------------ ---------------------------------------------------------
JNL Money Market Fund                                        Institutional Class
------------------------------------------------------------ ---------------------------------------------------------

                                                    SCHEDULE B
                                              DATED DECEMBER 27, 2007

--------------------------------------------------------------------------------- ------------------------------------
FUNDS                                                                                               FEE
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Asia ex-Japan Fund (Class A)                                                  0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Asia ex-Japan Fund (Class C)                                                  0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Asian Bond Fund (Class A)                                                     0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Asian Bond Fund (Class C)                                                     0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Asian Infrastructure Fund (Class A)                                           0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Asian Infrastructure Fund (Class C)                                           0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Asian Real Estate Fund (Class A)                                              0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Asian Real Estate Fund (Class C)                                              0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective China-India Fund (Class A)                                                    0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective China-India Fund (Class C)                                                    0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Core Equity Fund (Class A)                                                    0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Core Equity Fund (Class C)                                                    0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Emerging Asia Fund (Class A)                                                  0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Emerging Asia Fund (Class C)                                                  0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective 5 Fund (Class A)                                                              0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective 5 Fund (Class C)                                                              0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Index 5 Fund (Class A)                                                        0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Index 5 Fund (Class C)                                                        0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Japan Fund (Class A)                                                          0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Japan Fund (Class C)                                                          0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Large Cap Value Fund (Class A)                                                0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Large Cap Value Fund (Class C)                                                0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Mid Cap Value Fund (Class A)                                                  0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Mid Cap Value Fund (Class C)                                                  0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Money Market Fund (Class A)                                                   0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Optimized 5 Fund (Class A)                                                    0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Optimized 5 Fund (Class C)                                                    0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective S&P 4 Fund (Class A)                                                          0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective S&P 4 Fund (Class C)                                                          0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Small Cap Value Fund (Class A)                                                0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Small Cap Value Fund (Class C)                                                0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective 10 x 10 Fund (Class A)                                                        0.00%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective 10 x 10 Fund (Class C)                                                        0.00%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective VIP Fund (Class A)                                                            0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective VIP Fund (Class C)                                                            0.10%
--------------------------------------------------------------------------------- ------------------------------------
JNL Money Market Fund (Institutional Class)                                                       0.00%
--------------------------------------------------------------------------------- ------------------------------------